SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 21, 1996
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                             FLEET FINANCIAL GROUP,INC.
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


               1-6366                               05-0341324
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        (Commission File Number)        (IRS Employer Identification No.)


              One Federal Street, Boston, MA                02211
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        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:   617-292-2000
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          (Former name or former address, if changed since last report)

Item 5.   Other Events.
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           On February 21, 1996, Fleet Financial Group, Inc. ("Fleet")
issued and sold (a) to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Dean Witter Reynolds Inc., A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Smith Barney Inc., as representatives of the several underwriters (the "Series V Underwriters") named in the Underwriting Agreement dated February 14, 1996, attached hereto as Exhibit 1(a), 11,000,000 Depositary Shares (the "Series V Depositary Shares"), each representing a one-tenth interest in a share of Series V 7.25% Perpetual Preferred Stock, $1 par value, of Fleet (the "Series V Preferred Stock") and (b) to Merrill Lynch, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. (the "Series VI Underwriters") pursuant to the Underwriting Agreement dated February 13, 1996, attached hereto as Exhibit 1(b), 3,000,000 Depositary Shares (the "Series VI Depositary Shares", and together with the Series V Depositary Shares, collectively, the "Depositary Shares"), each representing a one-fifth interest in a share of Series VI 6.75% Perpetual Preferred Stock, $1 par value, of Fleet (the "Series VI Preferred Stock", and together with the Series V Preferred Stock, collectively, the "Preferred Stock").

The Depositary Shares were sold to the Series V Underwriters and Series VI Underwriters, respectively, under Registration Statement No. 33-63631 at a price to public of $25.00 per Series V Depositary Share and $50.00 per Series VI Depositary Share, plus in each case, accrued dividends, if any, from February 21, 1996. Each of the Depositary Shares is entitled to all proportionate rights and preferences of the Series V Preferred Stock and the Series VI Preferred Stock, respectively, including a liquidation preference of $250 per share ($25 per Series V Depositary Share and $50 per Series VI Depositary Share) and cumulative dividends at a rate of 7.25% of the liquidation preference per annum of the Series V Preferred Stock (equivalent to $1.8125 per annum per Series V Depositary Share) and 7.25% of the liquidation preference per annum of the Series VI Preferred Stock (equivalent to $3.375 per annum per Series VI Depositary Share). The amount of dividends payable in respect of the Series VI Preferred Stock will be adjusted in the event of certain amendments to the Internal Revenue Code of 1986, as amended (the "Code"), in respect of the dividends received deduction.

          The Series V Preferred Stock and the Series VI Preferred Stock is not redeemable prior to April 15, 2001 and April 15, 2006, respectively.
Thereafter, the Series V Preferred Stock and Series VI Preferred Stock is redeemable at Fleet's option in whole or in part, at $100 per share (equivalent to $25 per Series V Depositary Share and $50 per Series VI Depositary Share), plus, in each case, an amount equal to the sum of all accrued and unpaid dividends thereon. In addition, the Series VI Preferred Stock may also be redeemed prior to April 15, 2006, in whole, at the option of Fleet, in the event of certain amendments to the Code in respect of the dividends received deduction. The Preferred Stock will not be entitled to the benefit of any sinking fund.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          The following exhibits are filed as part of this report:

   Item 601
Exhibit Table
  Reference         Exhibit Title
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       (1)(a)      Underwriting Agreement dated February 14, 1996
                   among Fleet and Merrill Lynch, Dean Witter Reynolds Inc., A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Smith Barney Inc.

       (1)(b) Underwriting Agreement dated February 13, 1996 among Fleet and Merrill Lynch, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Lehman Brothers Inc.

       (4)(a) Certificate of Designations establishing the Series V Preferred Stock

       (4)(b) Certificate of Designations establishing the Series VI Preferred Stock

       (4)(c) Deposit Agreement dated February 21, 1996 between Fleet and Fleet National Bank as to the Series V Preferred Stock and Series V Depositary Shares

       (4)(d) Deposit Agreement dated February 21, 1996 between Fleet and Fleet National Bank as to the Series VI Preferred Stock and Series VI Depositary Shares

       (4)(e)      Form of certificate for Series V Preferred Stock

       (4)(f)      Form of certificate for Series VI Preferred Stock

       (4)(g) Form of depositary receipt for Series V Depositary Shares (included as Exhibit A of Exhibit 4(c) hereto)

       (4)(h) Form of depositary receipt for Series VI Depositary Shares (included as Exhibit A to Exhibit 4(d) hereto)

       (5)         Opinion of Edwards & Angell

       (23)        Consent of Edwards & Angell (included in Exhibit 5)

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                        FLEET FINANCIAL GROUP, INC.



                                       By /s/   William C. Mutterperl
                                          ---------------------------------
                                                William C. Mutterperl
                                                Senior Vice President, Secretary
                                                  and General Counsel


Date:  February 21, 1996

                                   EXHIBIT INDEX


Exhibit Index             Description
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       (1)(a)      Underwriting Agreement dated February 14, 1996
                   among Fleet and Merrill Lynch, Dean Witter Reynolds Inc., A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Smith Barney Inc.

       (1)(b) Underwriting Agreement dated February 13, 1996 among Fleet and Merrill Lynch, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Lehman Brothers Inc.

       (4)(a) Certificate of Designations establishing the Series V Preferred Stock

       (4)(b) Certificate of Designations establishing the Series VI Preferred Stock

       (4)(c) Deposit Agreement dated February 21, 1996 between Fleet and Fleet National Bank as to the Series V Preferred Stock and Series V Depositary Shares

       (4)(d) Deposit Agreement dated February 21, 1996 between Fleet and Fleet National Bank as to the Series VI Preferred Stock and Series VI Depositary Shares

       (4)(e)      Form of certificate for Series V Preferred Stock

       (4)(f)      Form of certificate for Series VI Preferred Stock

       (4)(g) Form of depositary receipt for Series V Depositary Shares (included as Exhibit A of Exhibit 4(c) hereto)

       (4)(h) Form of depositary receipt for Series VI Depositary Shares (included as Exhibit A to Exhibit 4(d) hereto)

       (5)         Opinion of Edwards & Angell

       (23)        Consent of Edwards & Angell (included in Exhibit 5)